UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 10, 2003


                         ELINE ENTERTAINMENT GROUP, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                        000-30451                       88-0429856
 ---------------                  -----------                    --------------
 (State or other                  (Commission                    (IRS Employer
 jurisdiction of                  File Number)                   Identification
 incorporation)                                                      Number)


               8905 Kingston Pike, Suite 313, Knoxville, TN 37923
          -------------------------------------------------------------
                   (Address of executive offices and Zip Code)


       Registrant's telephone number, including area code: (215) 895-9859 not applicable
                            -------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On December 10, 2003 Eline Entertainment Group, Inc. issued a press release announcing that its Industrial Fabrication and Repair, Inc. subsidiary has received increased orders from its customer base.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99(a) Press Release issued December 10, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Eline Entertainment Group, Inc.


Date: December 11, 2003                 By: /s/ Barry A. Rothman
                                            --------------------
                                            Barry A. Rothman, President



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